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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2006


                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                        Commission File Number 000-20202

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
                     MICHIGAN                                       38-1999511
(State or other jurisdiction of incorporation)          (I.R.S. Employer Identification No.)



         25505 W. TWELVE MILE ROAD, SUITE 3000
                SOUTHFIELD, MICHIGAN                               48034-8339
        (Address of principal executive offices)                   (Zip Code)

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        Registrant's telephone number, including area code: 248-353-2700

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 15, 2006, Credit Acceptance Corporation (the "Company"), issued a press release announcing operational data for the two months ended August 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            99.1 Press Release dated September 15, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CREDIT ACCEPTANCE CORPORATION
                                                (Registrant)

                                                By: /s/  Kenneth S. Booth
                                                -------------------------------
                                                Kenneth S. Booth
                                                Chief Financial Officer
                                                September 15, 2006


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                                  EXHIBIT INDEX

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                  EXHIBIT NO.    EXHIBIT

                  99.1           Press Release dated September 15, 2006
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